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                                                                EXHIBIT 10.1.28

                                                               EXECUTION VERSION

                 PLEDGE AGREEMENT, dated as of December 8, 1997, made by AMERICAN PARTS SYSTEM, INC., a Delaware corporation (the "Pledgor"), in favor of THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent (in such capacity, the "Agent") for the several banks and other financial institutions (collectively, the "Lenders") from time to time parties to the Amended and Restated Credit Agreement, dated as of January 25, 1996 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among A.P.S., Inc., a Delaware corporation (the "Borrower"), the Agent and the Lenders.


                             W I T N E S S E T H :


                 WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement, pursuant to which the Lenders have severally agreed to make Loans and provide other financial accommodations to the Borrower upon the terms and subject to the conditions set forth therein;

                 WHEREAS, the Borrower has failed to comply with the requirements of subsection 8.1 of the Credit Agreement at the last day of the fiscal quarter ended October 25, 1997 (the "Existing Defaults") and, pursuant to the Fifth Amendment and Waiver, dated as of October 25, 1997, to the Credit Agreement, the Lenders have waived the Existing Defaults until December 31, 1997;

                 WHEREAS, the Borrower has requested that the Agent and the Lenders enter into that certain Sixth Amendment, Waiver and Agreement, dated as of December 8, 1997, to the Credit Agreement (the "Sixth Amendment and Waiver"), pursuant to which the Lenders would, among other things, agree, subject to the terms and conditions thereof, to forbear, until February 10, 1998 or the occurrence of certain other events, from the exercise of their rights and remedies under the Loan Documents and applicable law with respect to the Existing Defaults following the expiration of the Fifth Amendment and Waiver;

                 WHEREAS, in connection with, and as a condition precedent to, the execution of the Credit Agreement, the Pledgor executed and delivered to the Agent the Amended and Restated Subsidiaries' Guarantee, dated as of January 25, 1996 (the "Subsidiaries Guarantee"), pursuant to which, among other things, the Pledgor unconditionally and irrevocably guaranteed to the Agent, for the ratable benefit of the Lenders, the prompt and complete payment and performance by the Borrower when due and payable of the Obligations (as defined in the Subsidiaries Guarantee); and
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                 WHEREAS, it is a condition precedent to the effectiveness of the Sixth Amendment and Waiver that, in order to further secure the Pledgor's obligations under the Subsidiaries Guarantee, the Pledgor shall have executed and delivered this Agreement to the Agent for the ratable benefit of the Lenders;

                 NOW, THEREFORE, in consideration of the premises contained herein and to induce the Lenders to enter into the Sixth Amendment and Waiver, the Pledgor hereby agrees with the Agent, for the benefit of the Lenders, as follows:


                 1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

                 (b) The following terms shall have the following meanings:

                 "Agreement": this Pledge Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time.

                 "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

                 "Collateral":  the Pledged Stock and all Proceeds thereof.

                 "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in paragraph 8(a).

                 "Issuer": the company identified on Schedule 1 attached hereto as the issuer of the Pledged Stock.

                 "Obligations":  as defined in the Subsidiaries Guarantee.

                 "Pledged Stock":  the shares of capital stock listed on
         Schedule 1 hereto, together with all stock certificates, stock options or similar rights of any nature whatsoever that may be issued or granted by the Issuer to the Pledgor while this Agreement is in effect.

                 "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends or other income
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         from the Pledged Stock, collections thereon or distributions with respect thereto.

                 "Securities Act":  the Securities Act of 1933, as amended.

                 (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                 (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                 2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Agent, for the ratable benefit of the Lenders, all of the Pledged Stock and hereby grants to Agent, for the ratable benefit of the Lenders, a security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                 3. Stock Powers. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock pursuant to paragraph 2 above, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

                 4. Representations and Warranties. The Pledgor represents and warrants that:

                 (a) The shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the capital stock of the Issuer held by the Pledgor.

                 (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                 (c) The Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or material adverse claims on any of the Pledged Stock of, any other Person, except the security interest created by this Agreement and Liens arising by operation of law.

                 (d) Upon delivery to the Agent of the stock certificates evidencing the Pledged Stock, the security interest created by this Agreement, assuming the continuing
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         possession of the Pledged Stock by the Agent, will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided, however, that the above representation and warranty does not apply to any Lien arising by operation of law and entitled to a priority over the security interest created by this Agreement.

                 5. Covenants. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until payment in full of the Notes, the Reimbursement Obligations and the other Obligations then due and owing, the termination of the Commitments and the expiration, termination or return to the Issuing Lender of the Letters of
Credit:

                 (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer (other than pursuant to a transaction permitted under subsection 8.5 or 8.6 of the Credit Agreement) shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof (other than pursuant to a
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         transaction permitted under subsection 8.5 or 8.6 of the Credit
         Agreement), the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any such sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

                 (b) Without the prior written consent of the Agent, the Pledgor will not (1) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Issuer, to any Person other than the Pledgor, (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, except as permitted by subsection 8.5 or 8.6 of the Credit Agreement,
         (3) create, incur or permit to exist any Lien or option in favor of, or any material adverse claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement, Liens arising by operation of law or (4) except as permitted by the Credit Agreement, enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Agent to sell, assign or transfer any of the Collateral.

                 (c) The Pledgor shall defend the security interest created by this Agreement as a perfected security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. In the event that an Event of Default has occurred and is continuing, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument (including any promissory note) or chattel paper (in each case as defined in the Code), such instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.
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                 (d)  The Pledgor shall pay, and save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                 6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgor shall be permitted to receive all dividends and distributions paid or made in respect of the Pledged Stock and to exercise all voting and corporate and other rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would materially impair the Collateral (other than pursuant to a transaction permitted under subsection 8.3, 8.5 or 8.6 of the Credit Agreement) or result in any violation of any provision of the Credit Agreement, the Notes, this Agreement or any other Loan Document.

                 7. Rights of the Lenders and the Agent. (a) All money Proceeds received by the Agent hereunder shall be held by the Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Agent in a Collateral Account (or by the Pledgor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

                 (b) If an Event of Default shall occur and be continuing and the Agent shall give notice to the Pledgor of its intent to exercise such rights, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Agent may determine and (ii) the Agent shall have the right to cause all shares of the Pledged Stock to be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right,
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privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                 8.  Remedies.  (a)        If an Event of Default shall have
occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect.

                 (b) If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise all rights and remedies of a secured party under the Code, and, to the extent permitted by law, all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, to the extent permitted by law, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right, to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without
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limitation, reasonable attorneys' fees and disbursements of counsel to the
Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the repossession, retention or sale of the Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of them. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the then outstanding Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

                 9. Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the reasonable opinion of the Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will use best efforts to cause the Issuer (i) to execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Agent, necessary or reasonably advisable to register the Pledged Stock to be sold, or that portion thereof to be sold under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, ending when all such Pledged Stock is sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Agent, are necessary or reasonably advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. If the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the reasonable opinion of the Agent it is necessary or reasonably advisable to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction, the
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Pledgor agrees to use best efforts to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                 (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

                 (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and, to the extent permitted by law, the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

                 10.  Irrevocable Authorization and Instruction to Issuers.
The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from
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the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

                 11. Agent's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Agent's own name, from time to time in the Agent's discretion, in the event that an Event of Default has occurred and is continuing, and to the extent permitted by law, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or reasonably desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                 (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in
Section 11(a). All powers, authorizations and agencies contained in this Agreement with respect to the Collateral are coupled with an interest and are irrevocable until payment in full of the Notes, the Reimbursement Obligations and the other Obligations then due and owing, the termination of the Commitments and the expiration, termination or return to the Issuing Lender of the Letters of Credit.

                 12. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                 13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.
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                 14.  Authority of Agent.  The Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Issuer shall be under any obligation to make any inquiry respecting such authority.

                 15. Notices. All notices, requests and demands under this Agreement shall be given in accordance with subsection 11.2 of the Credit Agreement, except that notice to the Pledgor shall be given at the address set forth under its signature below.

                 16. Release of Collateral and Termination. (a) At such time as the payment in full of the Notes, the Reimbursement Obligations and the other Obligations then due and owing shall have occurred, the Commitments have been terminated and the Letters of Credit have expired, terminated or been returned to the Issuing Lender, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and the Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgor. Upon request of the Pledgor following any such termination, the Agent shall deliver (at the sole cost and expense of the Pledgor) to the Pledgor any Collateral held by the Agent hereunder, and execute and deliver (at the sole cost and expense of the Pledgor) to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                 (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by the Pledgor in a transaction permitted by the Credit Agreement, then the Agent shall execute and deliver to the Pledgor (at the sole cost and expense of the Pledgor) all releases or other documents necessary or reasonably desirable for the release of the Liens created hereby on such Collateral.

                 17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or
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unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 18.   Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent, provided that, at the Pledgor's request, any provision of this Agreement for the benefit of the Agent and/or the Lenders may be waived by the Agent in a written letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

                 (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 18(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

                 (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                 19. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 20. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

                 21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

                 IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                       AMERICAN PARTS SYSTEM, INC.

                                       By:
                                           ------------------------------
                                           Title:


                                       Address for Notices:

                                       15710 John F. Kennedy Boulevard
                                       Suite 700
                                       Houston, Texas 77032-2347
                                       Attention:  Chief Financial Officer
                                       Telecopy:(713) 507-1320
                                            and
                                       Attention:  General Counsel
                                       Telecopy:  (713) 507-1342


AGREED TO AND ACCEPTED
AS OF THE DATE HEREOF BY:

THE CHASE MANHATTAN BANK, as Agent


By:
    ------------------------------
    Title:

                          ACKNOWLEDGEMENT AND CONSENT


                 The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Pledge Agreement") dated as of December 8, 1997, made by American Parts System, Inc. (the "Pledgor"), in favor of The Chase Manhattan Bank, as agent (in such capacity, the "Agent") for the several banks and other financial institutions (collectively, the "Lenders") from time to time parties to the Credit Agreement dated as of January 25, 1996, among A.P.S., Inc., the Lenders and the Agent. The undersigned agrees for the benefit of the Agent and the Lenders as follows:

                 1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                 2. The undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.

                 3. The terms of Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.


                                       INSTALLERS' SERVICE WAREHOUSE, INC.


                                       By:
                                           ------------------------------
                                       Title:
                                              ---------------------------

                                                                      SCHEDULE 1
                                                             TO PLEDGE AGREEMENT



                          DESCRIPTION OF PLEDGED STOCK


                                                                                     Stock
                                                            Class of              Certificate                  No. of
          Issuer                                             Stock*                   No.                      Shares
-----------------------------                                -----                -----------                  ------
INSTALLERS' SERVICE                                         Common                     [1]                     [1000]
WAREHOUSE, INC.

-------------------
*        Stock is common stock unless otherwise indicated.